Exhibit 10.5

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN - B

FOR

DESIGNATED EXECUTIVES

OF

MOORE CORPORATION LIMITED

AND SUBSIDIARY COMPANIES

Effective January 1, 2001

TABLE OF CONTENTS

Article 1DEFINITIONS

Article 2ELIGIBILITY FOR BENEFITS AND VESTING

Article 3BENEFIT FORMULA

Article 4PAYMENT UPON CESSATION OF EMPLOYMENT

Article 5DEATH BENEFITS

Article 6DISABILITY

Article 7CHANGE IN CONTROL

Article 8FORFEITURE OF BENEFITS

Article 9SOURCE OF BENEFITS

Article 10AMENDMENT, SUSPENSION AND TERMINATION

Article 11MISCELLANEOUS PROVISIONS

Article 1 - Definitions

The following terms where used in this Plan shall have the meanings set forth below.

1.01

"Beneficiary" means the person last designated on the appropriate form filed with Moore Corporation by the Executive to receive benefits in accordance with Article 7 of this Plan in the event of the death of the Executive.

1.02	"Board" means the Board of Directors of Moore Corporation Limited.

1.03

"Cause".  For purposes of this Agreement, Cause shall mean (a) the refusal or willful failure by the Executive to Substantially perform his duties and responsibilities within a reasonable time after demand for proper performance is delivered by the Company or an Affiliate that specifically identifies the manner in which the Company or Affiliate believes the Executive has not substantially performed his or her duties, (b) the Executive's dishonesty, misappropriation, or fraud with regard to the Company or its Affiliates or any of their property or businesses, (c) the Executive's breach of fiduciary duty owed to the Company or any of its Affiliates, (d) willful misconduct or gross negligence with regard to the Company or its Affiliates or any of their property, businesses or employees, including but not limited to carrying out his duties, (e) the refusal of the Executive to follow the written direction of the Board, the board of an Affiliate for which he is working or a more senior officer.

1.04

"Cessation of Employment" means the termination of the Executive's employment with the Company, whether by voluntary or involuntary separation, retirement or death, and shall only be deemed to occur after the end of any Disability period under Article 6 and after any severance payment period during which the Executive receives severance based on an amount determined with regard to his prior salary.  For greater certainty a severance period shall not include any period for which payment was made in a lump sum even if such period was the measuring factor.

1.05	"Change in Control" shall have the meaning described in Article 7.

1.06	"Committee" means the Compensation Committee of Moore Corporation, as the same shall be constituted from time to time.

1.07	"Company" means Moore Corporation and any wholly owned subsidiary and any other subsidiary designated by the Committee as long as such subsidiary remains a subsidiary of Moore Corporation.

1.08

"Disability" means disability as defined under the Moore Long Term Disability Plan in which the Executive is then participating.  Where the Executive is not a member of the Moore Long Term Disability Plan, Disability shall be as defined under the Moore Long Term Disability Plan.

1.09	"Executive" means an executive of the Company designated by the Board as a member of the Plan.

1.10"Moore Corporation" means Moore Corporation Limited.

1.11

"Pensionable Earnings" means the amount of base earnings received by the Executive plus bonuses earned under the Company's short term incentive program (MBO).  For purposes of this Plan annual bonuses shall be included in Pensionable Earnings in the months in which they are paid.

1.12

"Plan" means the "Supplemental Executive Retirement Plan - B for Designated Executives of Moore Corporation Limited and Subsidiary Companies" organized and administered in accordance with the terms of this document as amended from time to time.

1.13    “Service” means the period of employment after January 1, 2001 during which the Executive was a designated member of the Plan.

1.14

"Spouse" means the person who, at the Executive's Retirement Date, is the person eligible (other than as a result of a waiver of Spousal benefits) to receive any benefits payable under the Moore Life Insurance Plan then or last participated in to a spouse upon the death of the Executive, provided that in the event of any dispute as to the status of any person as a spouse, the determination of the Committee as to such status shall be final and binding upon all persons claiming a payment under this Plan.

Article 2 - Eligibility for Benefits and Vesting

2.01

Subject to Article 8, benefits under this Plan shall be payable only if the Executive has enrolled in the Moore Savings Plan and contributed the maximum amount allowed by law or other Plan restrictions, and has fulfilled all other conditions of this Plan.  The Executive will vest at 25% per year of Service and be fully vested if he has completed four (4) years of Service at his date of Cessation of Employment.  For further clarity, no benefit shall be provided under this Plan to the Executive whose employment with the Company is terminated prior to becoming vested.  Notwithstanding the above, the Executive shall be eligible for benefits on a Change in Control irrespective of actual Service.

Article 3 - Benefit Formula

3.01      The benefit payable upon Cessation of Employment shall be equal to:

(a)	For Service after January 1, 2001, the accumulated sum of 6% of the executive’s annual Pensionable Earnings that are in excess of the maximum annual savings plan earnings allowed by law under US Code

Section 401(a)(17).
(b)	Interest will be credited to each executive’s account on December 31 of each year, such rate being the prime interest rate at July 1 of each year.

Article 4 - Payment Upon Cessation of Employment

4.01	Lump Sum Payment
The vested benefit amount determined under Article 3 shall be payable in a lump sum as soon as practical following Cessation of Employment.

Article 5 - Death Benefits

5.01	Death Benefits Prior to Retirement Date

On the death of the Executive while in active employment with the Company prior to his Cessation of Employment there shall be paid to his Beneficiary, or if none, to his estate, a lump sum as described in Article 4.01.  For greater certainty, no death benefit shall be payable if the Executive is not vested as defined in Article 2.01.

Article 6 – Disability

6.01	In the event of the Disability of the Executive, for purposes of this Plan:
(a)	The Benefit described in Article 3.01 shall continue to accrue during the period of the Disability but not beyond attainment of age 65; and
(b)	Pensionable Earnings shall be deemed to continue at the annualized base salary rate in effect immediately prior to his period of Disability.

Article 7 - Change in Control

7.01	A "Change in Control" shall mean any of the following:
(a)

the acquisition of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the United States Securities Exchange Act of 1934), in the aggregate, of securities of Moore Corporation representing thirty percent (30%) or more of the total combined voting power of Moore Corporation's then issued and outstanding voting securities by any person or entity or group of associated persons or entities (within the meaning of Section 13(d)(3) or 14(d)(2) of the United States Securities Exchange Act of 1934) acting in concert as of the date of this Plan (other than Moore Corporation's subsidiaries or any employee benefit plan of either) (a "Person"); or

(b)	the merger or consolidation of Moore Corporation with any Person other than

(i)a merger or consolidation which would result in the voting securities of Moore Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) fifty percent (50%) or more of the combined voting power of the voting securities of Moore Corporation or such surviving entity outstanding immediately after such merger or consolidation; or

(ii)a merger or consolidation effected to implement a recapitalization of Moore Corporation (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly (as determined under Rule 13d-3 promulgated under the United States Securities Exchange Act of 1934), of securities representing more than the amounts set forth in paragraph (a) above; or

(c)the approval by the shareholders of Moore Corporation of any plan or proposal for the complete liquidation or dissolution of Moore Corporation or for the sale of all or substantially all of the assets of Moore Corporation (other than the sale of all or substantially all of the assets of Moore Corporation to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the voting securities of Moore Corporation at the time of the sale); or

(d)

during any period of not more than twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Board of Directors of Moore Corporation and any new director (other than a director designated by a person who has entered into Plan with Moore Corporation to effect a transaction described in paragraphs (a), (b), or (c) of this Section 9.01) whose election by the Board of Directors of Moore Corporation or nomination for election by Moore Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

7.02	If a Change in Control occurs, then, any accrued benefit will be payable to the executive whether or not he has satisfied the vesting requirement in Article 2.

Article 8 - Forfeiture of Benefits

8.01	Forfeiture of Benefits

Notwithstanding any other provision of this Plan, future payment of any benefit hereunder to the Executive will be discontinued and forfeited, and Moore Corporation will have no further obligation hereunder to the Executive if any of the following circumstances occur:

(a)The Executive is discharged from employment with the Company for cause.  Where the Executive has a written employment contract, cause shall be as defined in the employment contract.  Where the Executive does not have a written employment contract, Cause shall be as defined herein; or

(b)

the Executive performs acts which would be Cause (as defined herein) prior to Cessation of Employment, and such acts are discovered by the Company at any time prior to the date of death of the Executive; or

(c)	the Executive enters into Competition with the Company following Cessation of Employment. For the purposes of this paragraph Competition is defined in Section 10.02.

If the circumstance is (b) or (c) above, then in addition the Executive or his Beneficiary, respectively, shall promptly re-imburse the company for any amounts previously received by the executive or his beneficiary, as the case may be.

The Committee shall have sole and unrestricted discretion with respect to the application of the provisions of this Section 8.01 and such exercise of discretion shall be conclusive and binding upon the Executive and all other persons.

8.02	Competition

(a)	"Competition" shall mean:

(i)participating, directly or indirectly, as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, consultant or in any capacity whatsoever within the United States of America, Canada, or in any country where the Company does business in a business in competition with any business conducted by the Company provided, however, that such participation shall not include any activity engaged in with the prior written approval of the chief executive officer of Moore Corporation; or

(ii)recruiting, soliciting or inducing, directly or indirectly, any non-clerical employee or employees of the Company to terminate their employment or otherwise cease their relationship with, the Company or hiring, retaining,  or assisting another person or entity to hire or retain any non-clerical employee of the Company or any person who within six months before had been a non-clerical employee of the Company. Notwithstanding the foregoing, if requested by an entity with which the Executive is not affiliated, the Executive may serve as a reference for any person who at the time of the request is not an employee of the Company.

(b)

If any restriction set forth with regard to Competition is found by any court of competent jurisdiction, or an arbitrator, to be unenforceable because it extends for too long a period of time or over too great a range of activities or over too broad a geographic area, it shall be interpreted to extend over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

Article 9 - Source of Benefits

9.01	Funding

(a)

Benefits under this Plan shall not be funded or otherwise secured nor shall assets or monies be segregated or set aside to pay benefits hereunder, but the same shall be payable by Moore Corporation out of its general assets as and when they become due as provided herein.  The Executive's interest in his benefits under this Plan, and the interest of his surviving Spouse, Beneficiary or estate, shall not be greater than that of a general  unsecured creditor of Moore Corporation.  Nothing contained in this Plan or relating thereto shall constitute a guarantee by Moore Corporation or any other person that the assets of Moore Corporation will be sufficient to pay any benefit hereunder

(b)

Any dispute or controversy arising under or in connection with Moore Corporation's obligation to this Plan (other than as a result of a dispute under Section 8 hereof) shall be settled exclusively by arbitration, conducted before a single arbitrator in Stamford Connecticut, or such other jurisdiction as may be mutually agreed on by the Executive and Moore Corporation, in accordance with the rules of the American Arbitration Association then in effect, and judgment may be entered on the arbitrator's award in any court having jurisdiction.  The determination of the arbitrator shall be final and binding.  In the event of such an arbitration, Moore Corporation shall bear the costs of the American Arbitration Association and the arbitrator and, if the Executive's assertion is not frivolous or brought in bad faith as determined by the arbitrator, the Executive's reasonable legal fees and disbursements incurred in connection with such arbitration.  This provision shall not apply with regard to any other dispute, including a dispute as to whether or not Moore Corporation was entitled to forfeit a Executive's benefit under Section 8 hereof.

Article 10 - Amendment, Suspension and Termination

10.01	Amendment and Suspension

The Board may at any time or from time to time amend this Plan in any respect or suspend this Plan without restriction and without consent of the Executive or surviving Spouse or  Beneficiary; provided that:

(a)	subject to Article 2 and Article 8, no such amendment or suspension shall reduce the accrued benefits hereunder of the Executive;
(b)

upon the Cessation of Employment after the effective date of this Plan's suspension, if the Executive is vested based on Service up to his Cessation of Employment, then the Executive shall be entitled to receive benefits hereunder, where such benefits are based on his Service and Earnings, as of the date of the suspension of the Plan;

(c)

upon the Cessation of Employment after the effective date of this Plan's suspension, if the Executive is not vested based on Service up to his Cessation of Employment, then the Executive shall not be entitled to receive benefits hereunder.

10.02	Termination

The Board may at any time terminate this Plan without restriction and without consent of the Executive or Surviving Spouse or Beneficiary.  Upon the termination of the Plan the Executive shall be vested irrespective of his Service and subject to Article 8 shall be entitled to receive benefits hereunder, where such benefits shall be based on his Service and as of the date of termination of the Plan.  Upon the termination of the Plan each member is to receive a lump sum value of his benefit.

Article 11 - Miscellaneous Provisions

11.01	Administration

The general administration of this Plan shall be the responsibility of the Committee which is hereby authorized, in its sole discretion, to delegate said responsibilities to any person or administrative committee.  The Committee may also grant additional benefits under this Plan as it may deem appropriate in its sole discretion.  All determinations of the Committee including, but not limited to

(i)	the determination of the Executive's Service, and Earnings and
(ii)	computations of benefit amounts

made by the Committee in its sole discretion, based on the Plan document shall be final, conclusive and binding upon the Executive, surviving Spouse, Beneficiary  and other persons, except to the extent that a determination of the Committee is found by a court of competent jurisdiction to be arbitrary and capricious.

11.02	No Guarantee of Employment

It is understood and agreed by the parties hereto that this Plan does not itself constitute a contract of employment and shall not be deemed to restrict in any way the rights of the Company or the Executive with respect to termination of employment.  Nothing in this Plan shall prevent the Company from dismissing the Executive from its employ, with or without cause, subject to such rights, if any, as may thereupon accrue to the Executive hereunder.  Nothing in this Plan shall be deemed to limit or expand any right or obligation which the Executive, surviving Spouse, Beneficiary or estate  may have under the terms and conditions of the Basic Plan.

11.03	Non-Alienation of Benefits

No benefit payable hereunder may be assigned, pledged, mortgaged or hypothecated and, except to the extent required by applicable law, no such benefit shall be subject to legal process or attachment for the payment of any claims of a creditor of the Executive or surviving Spouse.

11.04	Payment to Representatives

If an individual entitled to receive any benefits hereunder is determined by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they shall be paid to the duly appointed and acting guardian, if any, and if no such guardian is appointed and acting, to such persons as the Committee may designate.  Such payment shall, to the extent made, be deemed a complete discharge of the obligation to make such payments under this Plan.

11.05	Timing of Payments

If the Committee is unable to make the determination required under this Plan in sufficient time for payments to be made when due, the Committee shall arrange to have the payments made upon the completion of such determinations, with interest at a reasonable rate from the due date and may, at its option, make provisional payments, subject to adjustment, pending such determinations.

11.06	Claims Procedure

Any claim by an Executive or other payee with respect to eligibility, participation, benefit or other aspects of the operation of the Plan shall be made in writing to the Committee.  If the Committee believes that the claim should be denied, it shall notify the claimant in writing of the denial of the claim within 90 days after its receipt thereof (this period may be extended an additional 90 days in special circumstances).  Such notice shall

(a)	set forth the specific reason or reasons for the denial, making reference to the pertinent provisions of the Plan or of Plan documents on which the denial is based,
(c)	describe any additional material or information necessary to perfect the claim, and explain why such material or information, if any, is necessary, and
(d)	inform the Executive or other payee making the claim of his right pursuant to this Section 11.07 to request review of the decision of the Committee.

Any such person may appeal the denial of a claim to the Committee by submitting a written request for review to the Committee within 60 days after the day on which such denial is received.  Such period may be extended by the Committee for good cause shown.  The person making the request for review or his duly authorized representative may discuss any issues relevant to the claim, may review pertinent documents and may submit issues and comments in writing.  If the Committee deems it appropriate, it may hold a hearing as to a claim.  If a hearing is held, the claimant shall be entitled to be represented by counsel.  The Committee shall decide whether or not to grant the claim within 60 days after receipt of the request for review, but this period may be extended by the Committee for up to an additional 60 days in special circumstances (the claimant shall be notified of the delay).  The decision of the Committee shall be in writing, shall include specific reasons for the decision and shall refer to pertinent provisions of the Plan or of Plan documents on which the decision is based.  Any claim not decided upon in the required time period shall be deemed denied.  All interpretations, determinations and decisions of the Committee with respect to any claim shall be made in its sole discretion based on the Plan documents and shall be final and conclusive.

11.07	Governing Law

This Plan shall be governed by and interpreted in accordance with the laws of the State of Connecticut and the laws of the United States.

11.08	Gender and Number

The masculine pronoun wherever used herein shall include the feminine, and vice versa.  Wherever any words are used herein in the singular, they shall be construed as though they were also used in the plural wherever the context so requires.

11.09    Titles and Headings

The titles to Articles and headings of Sections of the Plan are for convenience of reference and in case of any conflict the text of the Plan, rather than such titles and headings, shall control.

MOORE WALLACE INCORPORATED

AMENDMENT NUMBER ONE

to the

January 1, 2001 Restatement

of the

SUPPLEMENTAL EXECUTIVE RETIREMENT

PLAN - B FOR DESIGNATED EXECUTIVES

OF MOORE CORPORATION LIMITED

AND SUBSIDIARY COMPANIES

(Effective December 31, 2004)

Cessation of Benefit Accrual

WHEREAS, Moore Wallace Incorporated (the "Company"), formerly known as Moore Corporation Limited, maintains for the benefit of certain of its employees and for the benefit of certain employees of certain of its subsidiaries and affiliates the Supplemental Executive Retirement Plan - B for Designated Executives of Moore Corporation Limited and Subsidiary Companies (the "Plan");

WHEREAS, pursuant to Article 10 of the Plan, the Company has the authority to amend or suspend the Plan;

WHEREAS, all capitalized terms used in this amendment (this “Amendment”), unless otherwise defined herein, will have the meanings assigned thereto in the Plan;

WHEREAS, the Company desires to amend the Plan to cease future benefit accruals with respect to Pensionable Earnings, but not of interest credits;

NOW THEREFORE, the Company hereby amends the Plan, effective December 31, 2004, as follows:

Section 3.01(a) of the Plan is amended in its entirety as follows:

(a)

“For Service after January 1, 2001 and before January 1, 2005, the accumulated sum of 6% of the executive’s annual Pensionable Earnings that are in excess of the maximum annual savings plan earnings allowed by law under US Code Section 401(a)(17).”

In all other respects the Plan shall remain in full force and effect.

MOORE WALLACE INCORPORATED

AMENDMENT NUMBER TWO

to the

January 1, 2001 Restatement

of the

SUPPLEMENTAL EXECUTIVE RETIREMENT

PLAN - B FOR DESIGNATED EXECUTIVES

OF MOORE CORPORATION LIMITED

AND SUBSIDIARY COMPANIES

(Effective January 1. 2005)

Transfer of Plan Sponsorship; Renaming Plan

WHEREAS, Moore Wallace Incorporated (the "Company"), formerly known as Moore Corporation Limited, maintains for the benefit of certain of its employees and for the benefit of certain employees of certain of its subsidiaries and affiliates the Supplemental Executive Retirement Plan - B for Designated Executives of Moore Corporation Limited and Subsidiary Companies (the "Plan");

WHEREAS, pursuant to Article 10 of the Plan, the Company has the authority to amend or suspend the Plan;

WHEREAS, all capitalized terms used in this amendment (this “Amendment”), unless otherwise defined herein, will have the meanings assigned thereto in the Plan;

WHEREAS, the Company desires to transfer sponsorship of the Plan, together with all assets and liabilities thereof, to Moore Wallace North America, Inc.;

NOW THEREFORE, the Company hereby amends the Plan as follows, effective January 1, 2005:

Section 1.10 of the Plan (definition of “Moore Corporation”) is amended in its entirety as follows:

“1.10	‘MWNA’ means Moore Wallace North America, Inc., a Delaware Corporation.”

Section 1.12 of the Plan (definition of “Plan”) is amended in its entirety as follows:

“1.12 ‘Plan’ means the ‘Supplemental Executive Retirement Plan – B for Designated Executives of Moore Wallace North America, Inc. and Subsidiary Companies’ organized and administered in accordance with the terms of this document as amended from time to time.”

All references in the Plan to “Moore Corporation” are hereby changed to “MWNA”

In all other respects the Plan shall remain in full force and effect.

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R. R. DONNELLEY & SONS COMPANY

AMENDMENT

to the

January 1, 2001 Restatement

of the

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN – B FOR DESIGNATED EXECUTIVES OF MOORE WALLACE NORTH AMERICA, INC. AND SUBSIDIARY COMPANIES

Modifying plan governance provisions and effecting transfer of sponsorship of SERP-B to LSC Communications US, LLC

WHEREAS, prior to October 1, 2016, R. R. Donnelley & Sons Company, a Delaware corporation (“RR Donnelley”), acting through its direct and indirect subsidiaries, conducted a number of businesses, including (i) a publishing and retail-centric print services and office products business, (ii) a financial communications and data services businesses and (iii) a customized multichannel communications management businesses;

WHEREAS, the Board of Directors of RR Donnelley (the “Board”) determined that it was appropriate, desirable and in the best interests of RR Donnelley and its stockholders to separate RR Donnelley into three independent, publicly traded companies: (i) RR Donnelley, (ii) LSC Communications, Inc., a Delaware corporation; and (iii) Donnelley Financial Solutions, Inc., a Delaware corporation (such separation, the “Distribution”);

WHEREAS, LSC Communications US, LLC is a wholly-owned subsidiary of LSC Communications, Inc.;

WHEREAS, due to the merger of Moore Wallace North America, Inc. into RR Donnelley on December 31, 2012, RR Donnelley maintains the Supplemental Executive Retirement Plan – B for Designated Executives of Moore Wallace North America, Inc. and Subsidiary Companies (“SERP-B”), the terms of which are currently set forth in the January 1, 2001 Amendment and Restatement of SERP-B, as amended prior to the date hereof (the “Plan Document”);

WHEREAS, Section 10.01 of the Plan Document permits amendment of SERP-B by the Board;

WHEREAS, pursuant to resolutions adopted by the Board on September 14, 2016, the Board delegated to the Vice President, Benefits, of RR Donnelley (the “Vice President”) the authority to adopt material amendments to its benefit plans, which include SERP-B, on behalf of RR Donnelley to the extent the Vice President deems such amendment appropriate or desirable in connection with the Distribution;

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WHEREAS, RR Donnelley wishes to adopt the terms of that certain “Amendment to Each ERISA Plan (And Any Trust Related Thereto) Which Have Not Been Specifically Updated to Establish and/or Implement the Benefits Committee for Each Such Plan and Trust as of July 1, 2004” (the “Omnibus Amendment”), which is attached hereto as Exhibit A, so that the applicable terms of such Omnibus Amendment shall apply to SERP-B, effective 11:59 p.m., Eastern Time, September 30, 2016;

WHEREAS, effective 12:00 a.m., Eastern Time, October 1, 2016 (the “Sponsorship Transfer Time”), RR Donnelley wishes to transfer sponsorship of SERP-B to LSC Communications US, LLC; and

WHEREAS, LSC Communications US, LLC has taken or will take action to accept sponsorship of SERP-B, effective at the Sponsorship Transfer Time.

NOW, THEREFORE, pursuant to the power of amendment contained in Section 10.01 of the Plan Document, the Vice President, acting as RR Donnelley, hereby amends:

1.	SERP B, so that the applicable terms of the Omnibus Amendment shall apply to the Plan Document, effective 11:59 p.m., Eastern Time, September 30, 2016; and
2.	SERP B, to transfer sponsorship of SERP-B to LSC Communications US, LLC, effective at the Sponsorship Transfer Time;
3.	Section 1.10 of the Plan Document (definition of “MWNA”), effective at the Sponsorship Transfer Time, is amended in its entirety as follows:

“1.10‘LSC’ means LSC Communications US, LLC, a Delaware limited liability company.”

4.	the Plan Document, effective at the Sponsorship Transfer Time, to replace all references in the Plan Document to “MWNA” with “LSC.”

FURTHER, the officers of RR Donnelley, acting alone or in conjunction with each other, be, and they hereby are, authorized and directed to take such further action on behalf of RR Donnelley as such officers in their sole discretion deem necessary or advisable to carry out the intent and purpose of the foregoing.

*     *     *     *     *

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EXHIBIT A

MOORE WALLACE NORTH AMERICA, INC.

AMENDMENT

to

EACH ERISA PLAN (AND ANY TRUST RELATED THERETO) WHICH HAVE NOT BEEN SPECIFICALLY UPDATED TO ESTABLISH AND/OR IMPLEMENT THE BENEFITS COMMITTEE FOR EACH SUCH PLAN AND TRUST AS OF JULY 1, 2004

Establishment of Benefits Committee; Updating ERISA Claims and Appeals Procedure

WHEREAS, Moore Wallace North America, Inc. (the “Company”) maintains for the benefit of certain of its employees or former employees and for the benefit of certain employees or former employees of certain of its affiliates one or more plans which are (i) subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (ii) an “excess benefit plan” as defined in ERISA but which is exempt from ERISA (plans described in (i) or (ii) above (other than any such plans which are separately amended with respect to governance matters with an effective date of July 1, 2004) are each referred to individually as the "Plan" or a “Plan”, and collectively as the “Plans”);

WHEREAS, as sponsor of each such Plan, the Company has the authority to amend each Plan;

WHEREAS, the Company desires to amend each Plan (and any trust related thereto (the “Trust”)), to establish the Benefits Committee to have the power and authority to act on behalf of the Company, the Plan and the Trust;

WHEREAS, the Company has developed certain standardized plan governance language to be used in amending Plans and Trusts which are not “unfunded top hat plans” (as defined below) and their related Trusts;

WHEREAS, the Company (i) understands that ERISA Section 401(a)(1) exempts certain employee benefit plans described therein (and referred to as an "unfunded top hat plan") from "Part 4 - Fiduciary Responsibility" of Title I of ERISA, (ii) consequently wishes to

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utilize different governance language with respect to such plans, and (iii) does not intend to impose any fiduciary responsibility under such Part of ERISA with respect to a Plan which is an unfunded top hat plan, or on the Benefits Committee, or any other person acting on behalf of such Plan, except to the extent required by ERISA;

WHEREAS, the Company (i) understands that if any assets related to a Plan are held in a "rabbi trust", ERISA "Part 4 - Fiduciary Responsibility" will not apply to such assets, (ii) consequently wishes to utilize different governance language with respect to such trusts, and (iii) does not intend to impose any fiduciary responsibility under such Part of ERISA with respect to any assets related to a Plan which is an unfunded top hat plan, or on the Benefits Committee, or any other person with respect to those assets, except to the extent required by ERISA; and

WHEREAS, the Company desires to update the claims and appeals language of each Plan which is not an excess benefit plan to reflect revised Department of Labor regulations and to enable the Benefits Committee to administer such Plan’s claims and appeals procedure.

NOW THEREFORE, the Company hereby amends each Plan and Trust, effective July 1, 2004 (unless noted otherwise) as follows; provided, however, that nothing in this Amendment will override, invalidate or otherwise make ineffective any decision, exercise of Authority or Discretion (as defined in the Plan), policy, allocation, delegation, contract execution, representation, or any other act taken by a person whose Authority or Discretion has been transferred to the Benefits Committee by this Amendment until such time as the Benefits Committee specifically acts and overrides such decision, exercise of Authority or Discretion, policy, allocation, delegation, contract execution, representation, or other act:

A.Each Plan which is not an unfunded top hat plan or an excess benefit plan is amended by replacing or adding the terms related to the administration thereof,

and also related to Company actions related thereto, with the following:

“Plan Administration and Company Actions.

I - Definitions

For purposes of this Plan Administration and Company Actions section:

(a)Administrative Named Fiduciary means a Named Fiduciary with respect to:

(1)	the authority to control and manage the operation and

administration of the Plan or the Trust, within the meaning

of Section 402(a)(1) of ERISA;

(2)	the discretionary authority or discretionary responsibility in the administration of the Plan or the Trust, within the

meaning of Section 3(21)(A)(iii) of ERISA; or

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(3)	the exercise of discretionary authority or discretionary

control respecting management of the Plan or the Trust or

the exercise of any authority or control respecting

management or disposition of any assets of the Plan or

Trust, within the meaning of Section 3(21)(A)(i) of ERISA,

and with respect to any of the above, which is not within

the Authority or Discretion of an Investment Named

Fiduciary.

(b)Administrator means the Benefits Committee acting as an

Applicable Administrative Named Fiduciary.

(c)Adverse Benefit Determination means a Benefit Determination that is a denial, reduction or termination of, or a failure to provide or make payment (in whole or in part) with respect to a Claim, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of an Employee’s or former Employee’s eligibility to participate in this Plan.

(d)Appeal has the meaning assigned to such term in Section IV.6.

(e)Applicable Administrative Named Fiduciary means, with respect to any

Authority or Discretion with respect to the Plan or Trust which is not within the Authority or Discretion of an Investment Named Fiduciary, the

Administrative Named Fiduciary to whom the Benefits Committee has allocated such Authority or Discretion for such matters, and if not allocated, the Benefits Committee acting as the Applicable Administrative

Named Fiduciary.  If the Benefits Committee has allocated or delegated

Authority or Discretion, references in the Plan or Trust to the Benefits

Committee acting as an Applicable Administrative Named Fiduciary are deemed to refer to another Named Fiduciary to whom the relevant

Authority or Discretion has been identified or allocated pursuant to the procedures of the Plan or, if applicable, to refer to a Fiduciary to whom the relevant Authority or Discretion has been delegated pursuant to the procedures in the Plan.

(f)Applicable Investment Named Fiduciary means, with respect to any

Authority or Discretion with respect to the Trust, the Investment Named

Fiduciary to whom the Benefits Committee has allocated such Authority or Discretion for such matters, and if not allocated, the Benefits

Committee acting as the Applicable Investment Named Fiduciary.  If the

Benefits Committee has allocated or delegated Authority or Discretion,

references in the Plan or Trust to the Benefits Committee acting as an

Applicable Investment Named Fiduciary are deemed to refer to another

Named Fiduciary to whom the relevant Authority or Discretion has been identified or allocated pursuant to the procedures of the Plan or, if applicable, to refer to a Fiduciary to whom the relevant Authority or

Discretion has been delegated pursuant to the procedures in the Plan.

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(g)Authority or Discretion means (a) the authority, control or discretion with respect to the Plan or Trust which is identified or allocated to a Named

Fiduciary under the terms of the Plan or Trust or a procedure in the Plan,

or (b) the exercise of such authority, control or discretion by a Named

Fiduciary.

(h)Benefit means a benefit provided by the Plan.

(i)Benefit Agreement means an administrative services agreement, third party administrator agreement, or other type of agreement to render services to, or on behalf of, the Plan, including agreements with the Plan or Trust, an Employer or a Named Fiduciary.

(j)Benefit Determination means the Claims Administrator’s decision with respect to a Claim or an Appeal.

(k)Benefits Committee means the committee created and organized herein.

(l)Claim means a request for a Benefit or eligibility for a Benefit Received on or after January 1, 2002 and prior to the time the Claims Administrator has Received an Appeal with respect to the same matter, made by a

Claimant in accordance with this Plan’s procedures for filing Claims, as described in Section IV.2.  If the procedures described in Section IV.2 are not followed with respect to any submission by an Employee, such submission will be deemed not to constitute a Claim.

(m)Claimant has the meaning assigned to such term in Section IV.1.

(n)Claims Administrator means the Benefits Committee, acting as the

Applicable Administrative Named Fiduciary.

(o)Delivered has the meaning set forth in Section V and Delivery means

Delivery pursuant to, and subject to, Section V.

(p)Fiduciary means (a) any individual or entity who performs a fiduciary function under the Plan as defined in accordance with Section 3(21) of

ERISA; (b) such individual or entity which the Vice President, acting on behalf of the Company, designates to be a Named Fiduciary with respect to such person's authority to control and manage the operation and administration of the Plan or Trust; or (c) such individual or entity which a

Named Fiduciary, acting on behalf of the Plan, designates to be a

Fiduciary with respect to such person's authority to control and manage the operation and administration of the Plan or Trust.

(q)Investment Named Fiduciary means a Named Fiduciary with respect to:

(1)the authority to control and manage the operation and

administration of the Trust;

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(2)trustee responsibilities within the meaning of Section 405(c)(3) of

ERISA that have been specifically made subject to the direction or

Authority or Discretion of an Applicable Investment Named

Fiduciary;

(3)

the exercise of discretionary authority or discretionary control respecting management of the Plan or the Trust or the exercise of any authority or control respecting management or disposition of any assets of the Trust, within the meaning of Section 3(21)(A)(i) of ERISA, (d) the discretion to designate an Investment Manager, as described in Section 402(c)(3); or

(4)	the discretion to name or appoint a trustee under the Trust.

(r)Named Fiduciary means a named fiduciary within the meaning of ERISA,

including without limitation, Sections 402, 403 or 405 of ERISA.

(s)Notice, Notification or Notify means the delivery or furnishing of information in a manner that satisfies applicable provisions of Section

A.II(o), A.V., or B.II.(o), as applicable.

(t)Received has the meaning set forth in Section V and Receipt means receipt pursuant to, and subject to, Section V.

(u)Treasurer means the most recently elected Treasurer of R.R. Donnelley &

Sons Company ("Donnelley") or such other officer of Donnelley which from time to time assumes the responsibilities with respect to the Plan which are, on the day immediately prior to the date this Amendment is effective, allocated to the Treasurer.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the “Treasurer” under this Section, whether due to illness, disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Treasurer who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the person to whom such Treasurer would report, will be the Treasurer.

(v)

Vice President means the most recently elected Vice President, Benefits, of Donnelley or such other officer of Donnelley which from time to time assumes the responsibilities with respect to the Plan or Trust which are, on the day immediately prior to the date this Amendment is effective, allocated to the Vice President.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the 'Vice President' under this Section, whether due to illness, disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Vice President who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the person to whom such Vice President would report, will be the Vice President."

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II - General

(a)	Authority. The Company, through the authority vested in its Board, hereby establishes the Benefits Committee and enables the Benefits Committee to have:

(1)	the Authority or Discretion to act, to the extent provided in the Plan or Trust, on behalf of the Plan or Trust, but not on behalf of the Company; and

(2)	the power and authority to act, to the extent provided in the Plan or Trust, on behalf of the Company, but not on behalf of the Plan or Trust.

(b)Benefits Committee acting as the Company.  The Benefits Committee acting as the Company has all powers necessary, incidental or desirable to act as an Employer and all powers necessary, incidental or desirable to carrying out the duties and rights assigned by the Plan or Trust to the

Benefits Committee acting as the Company.  This grant of power is nonexclusive and, by way of illustration and not limitation, these powers will include the power to:

(1)

amend the Plan in any manner which, in the reasonable opinion of the Benefits Committee acting as the Company, does not have a material effect on cost to the Company of, or benefits in the aggregate under, the Plan;

(2)	identify any person or entity as a Named Fiduciary, and allocate to them their duties and responsibilities, in the manner provided herein;

(3)

determine what expenses, if any, related to the operation and administration of the Plan or Trust and the investment of Plan or Trust assets, will be paid from Employer assets, subject to applicable law;

(4)	establish such policies and make such delegations or designations as may be necessary or incidental to the Benefits Committee’s authority and control over the Plan or Trust acting as the Company;

(5)

retain, monitor and terminate such service providers and advisors as it considers appropriate to perform Employer activities with respect to the Plan or Trust and to delegate any of its duties, as appropriate, to such service providers and advisors; to determine appropriate fees for such service providers and advisors; and to ensure that appropriate contracts (under terms acceptable to the Benefits Committee acting as the Company) are signed and in

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place with such service providers and advisors;

(6)	consult with legal counsel, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

(7)	adopt, amend or terminate, in part or completely, a Trust document;

(8)	determine the funding policy for the Plan, including the level of contributions to be paid by Participants and whether benefits are self-funded or insured;

(9)

add a corporation or business entity as an Employer and remove a corporation or entity as an Employer, on such terms and in such manner as the Benefits Committee acting as the Company in its discretion will determine; and

(10)

take any other actions it deems necessary, incidental or desirable to the performance of the duties of the Benefits Committee acting as the Company, including the power to delegate that power to any persons.

(c)Benefits Committee Acting as an Applicable Administrative Named

Fiduciary.

(1)

The Benefits Committee acting as an Applicable Administrative Named Fiduciary, subject to subparagraph (2) hereof, has all the Authority or Discretion of an Administrative Named Fiduciary.  This grant of Authority or Discretion is exclusive, subject to the power of the Benefits Committee to allocate or delegate such Authority or Discretion pursuant to the procedures in the Plan, and includes, but is not limited to, Authority or Discretion to:

(i)	the extent provided in a Benefit Agreement, but only if it has been specifically designated in such agreement as being the responsibility of the Benefits Committee;

(ii)

construe and apply the provisions of the Plan or Trust, including a determination of who is eligible to be a Participant or is otherwise eligible for coverage under the Plan, subject only to the terms and conditions of the Plan;

(iii)

appoint and compensate such specialists (including attorneys, actuaries, consultants and accountants) to aid it in the administration of the Plan or Trust, and arrange for such other services, as the Benefits Committee acting as an Applicable Administrative Named Fiduciary considers necessary, appropriate or desirable in carrying out the

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provisions of the Plan or Trust;

(iv)

appoint and compensate an independent outside accountant to conduct such audits of the financial statements of the Plan or Trust as the Benefits Committee acting as an Applicable Administrative Named Fiduciary considers necessary, appropriate or desirable;

(v)

execute on behalf of the Plan or Trust, or to cause the Trustee to execute on behalf of the Plan or Trust, Benefit Agreements or other contracts which are legally enforceable and binding on the Plan or Trust, subject to ERISA and other applicable law;

(vi)	formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan or Trust;

(vii)	be a final appeals Fiduciary under ERISA Section 503, to make a final determination with respect to any Claim;

(viii)	settle or compromise any litigation against the Plan or Trust or against a Fiduciary with respect to which the Plan or Trust has an indemnity obligation; and

(ix)	take any other actions necessary, incidental or desirable to the performance of the Authority or Discretion of the Benefits Committee.

(2)

The Benefits Committee will not be an Applicable Administrative Named Fiduciary whenever it acts as the Company and, notwithstanding any other term or provision of the Plan, Trust or any Benefit Agreement, the Benefits Committee will cease to be an Applicable Administrative Named Fiduciary with respect to any specified portion of Authority or Discretion, to the extent such Authority or Discretion has been identified or allocated to another Applicable Administrative Named Fiduciary pursuant to the procedure in the Plan or Trust.

(d)Benefits Committee Acting as an Applicable Investment Named

Fiduciary.

(1)

The Benefits Committee acting as an Applicable Investment Named Fiduciary, subject to subparagraph (2) hereof, has all the Authority or Discretion of an Applicable Investment Named Fiduciary as set forth in the Trust, or if no Trust, the Authority or Discretion described in the Trust amendment set forth below.

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(2)

The Benefits Committee will not be an Applicable Investment Named Fiduciary whenever it acts as the Company and, notwithstanding any other term or provision of the Plan, Trust or any Benefit Agreement, the Benefits Committee will cease to be an Applicable Investment Named Fiduciary with respect to any specified portion of Authority or Discretion, to the extent such Authority or Discretion has been identified or allocated to another Applicable Investment Named Fiduciary pursuant to the procedure in the Plan or Trust.

(e)Procedures for Identification of a Named Fiduciary.

(1)

Procedure for Identification.  Subject to Section (e)(2), the Benefits Committee acting as the Company may from time to time identify a person to be a Named Fiduciary by (i) amending the Plan or Trust to specify in the Plan or Trust document (A) the name or position of the person identified, and (B) the Authority or Discretion with respect to which the person will be a Named Fiduciary; or (ii) referencing a Benefit Agreement as a means for specifying the Authority or Discretion with respect to which such person will be a Named Fiduciary, in which case the Benefits Committee acting as the Company may make such identification under this clause (ii) by use of an Exhibit to the Plan or such other method of taking action as the Benefits Committee acting as the Company may select.

No person who is identified as a Named Fiduciary hereunder must consent to such designation or identification nor will it be necessary for the Benefits Committee acting as the Company to seek such person’s or entity’s acquiescence.  The Authority or Discretion which a Named Fiduciary identified hereunder may have, will be several and not joint with the Benefits Committee or any other Named Fiduciary and the identification of such Named Fiduciary will result in the Benefits Committee or other Named Fiduciary no longer being a Named Fiduciary with respect to, nor having any longer, such Authority or Discretion.  On and after the identification of a person as a Named Fiduciary, neither the Benefits Committee nor any Named Fiduciary with respect to the Plan or Trust, will have any liability for the acts (or failure to act) of any such identified Named Fiduciary except to the extent of its co-Fiduciary duty under ERISA.

(2)

No Identification of Employer.  Notwithstanding the procedure set forth in (1) above, the Benefits Committee may not identify an Employer or its board of directors as a Named Fiduciary.  Nor may the Benefits Committee identify any officer of an Employer or an Employee as a Named Fiduciary, except by making them a member of the Benefits Committee.

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(f)Compensation.  The members of the Benefits Committee, acting as a

Named Fiduciary, will serve without compensation for their services as such.

(g)Allocations and Delegations of Authority or Discretion.

(1)

Delegations.  Subject to Section (g)(4), each Named Fiduciary may (i) delegate Authority or Discretion, other than trustee responsibilities as described in Section 405(c)(3) of ERISA unless the delegation is to an investment manager as defined in ERISA Section 3(38), to persons it designates, and (ii) make a change of delegated responsibilities. Each such delegation will either (i) if it relates to an individual employed by an Employer, specify the delegated person by name or by office and describe the Authority or Discretion delegated to such individual, or (ii) use a Benefit Agreement with such person as a means for specifying the Authority or Discretion delegated to such person.  The Benefits Committee acting as a Named Fiduciary may make such delegations by use of an Exhibit to the Plan or such other method of taking such action which the Benefits Committee acting as a Named Fiduciary may select.  Any Named Fiduciary, other than the Benefits Committee acting as a Named Fiduciary, may make such delegations only (i) in writing and (ii) after giving prior written Notice of such delegation to the Benefits Committee acting as a Named Fiduciary.  No person, other than an investment manager (as defined in Section 3(38) of ERISA), to whom Authority or Discretion has been properly delegated must consent to being a Fiduciary nor will it be necessary for the delegating Named Fiduciary to seek such person’s acquiescence; however, where such person has not signed a contract, the person must be given Notification of the services to be performed and agree to perform, or perform, such services.  A permissible delegation of Authority or Discretion which is not implemented in the manner set forth herein will not be void; however, whether the delegating Named Fiduciary will have joint liability for acts of such person will be determined by applicable law.

(2)

Allocations.  Subject to Section (g)(4), the Benefits Committee acting as the Company may allocate Authority or Discretion, other than trustee responsibilities described in Section 405(c)(3) of ERISA, to a Named Fiduciary when it identifies such Named Fiduciary in the manner described in Section (e).  The Benefits Committee acting as a Named Fiduciary may allocate or reallocate Authority or Discretion, other than trustee responsibilities described in Section 405(c)(3) of ERISA, among Named Fiduciaries.  Each such allocation will either (i) if it relates to an individual employed by an Employer, specify the allocated person by name or by office and describe the Authority or Discretion allocated to such individual, or (ii) use a Benefit Agreement with

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such person as a means for specifying the Authority or Discretion allocated to such person.  The Benefits Committee acting as a Named Fiduciary may make such allocations by use of an Exhibit to the Plan or such other method of taking such action which the Benefits Committee acting as a Named Fiduciary may select.  No person to whom Authority or Discretion has been properly allocated must consent to being a Fiduciary nor will it be necessary for the allocating Named Fiduciary to seek such person’s acquiescence; however, where such person has not signed a contract, the person must be given Notification of the services to be performed and agree to perform, or perform, such services.  A permissible allocation of Authority or Discretion which is not implemented in the manner set forth herein will not be void; however, whether the allocating Named Fiduciary will have joint liability for acts of such person will be determined by applicable law.

(3)

Limit on Liability.  The allocation and delegation of Authority or Discretion pursuant to the terms of this Plan are intended to limit the liability of the (i) Benefits Committee acting as a Named Fiduciary, and (ii) each other Named Fiduciary, as appropriate, in accordance with the provisions of Section 405(c) of ERISA.

(4)

No Delegation or Allocation to Employer.  Notwithstanding the procedures set forth in (1) or (2) above, a Named Fiduciary may not delegate or allocate Authority or Discretion to the Company, an Employer, or their respective boards of directors, officers or employees; provided, however, that the Benefits Committee may allocate Authority or Discretion among the members of the Benefits Committee, and the Benefits Committee may delegate Authority or Discretion to officers of Employers or to Employees.

(h)Benefits Committee Bonding.  The Benefits Committee acting as a Named

Fiduciary will serve without bond (except as otherwise required by federal law).

(i)

Information to be Supplied by Employer.  Each Employer will supply to the Benefits Committee acting as a Named Fiduciary, within a reasonable time of its request, the names of all Employees, their ages, their dates of hire, the names of all Employees who incur a termination of employment during any Plan Year and the dates of such terminations, and such other information in the Employer's possession as the Benefits Committee acting as a Named Fiduciary will from time to time request.  The Benefits Committee acting as a Named Fiduciary may rely conclusively on the information supplied to it by an Employer.

(j)Misrepresentations.  The Benefits Committee acting as a Named Fiduciary may, but will not be required to, rely upon any certificate, statement or other representation made to it by another Named Fiduciary or by an

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Employee, a Participant, or another individual, or personal representative of any thereof with respect to any fact.  Any such certificate, statement or other representation will be conclusively binding upon such other Named

Fiduciary, Employee, Participant, or other individual or personal representative, and on any heir or assignee of any thereof (but not upon the

Benefits Committee), and any such person will thereafter be stopped from disputing the truth of any such certificate, statement or other representation.

(k)Records.  The regularly kept records of any Named Fiduciary, Trustee or

Employer may be relied upon conclusively by the Benefits Committee acting as a Named Fiduciary.

(l)Plan Expenses.  All expenses of the Plan or Trust which have been approved by the Benefits Committee acting as an Applicable

Administrative Named Fiduciary will be paid by the Trust except to the extent paid by the Employer; and if paid by the Employer, such Employer may, if authorized by the Benefits Committee acting as the Company, seek reimbursement of such expenses from the Trust and the Trust will reimburse the Employer.  If borne by the Employer(s), expenses of administering the Plan or Trust will be borne by the Employer(s) in such proportion as the Benefits Committee, acting as the Company, will determine.

(m)Fiduciary Capacity.  Any person or group of persons may serve in more than one Fiduciary capacity with respect to the Plan or Trust.  In addition,

any person or group of persons may serve both as a Fiduciary and as the

Company, however, they must act as either a Fiduciary or the Company,

but not both, with respect to any matter.

(n)Employer's Agent.  The Benefits Committee acting as the Company will act as agent for each Employer.

(o)Notices to Participants, Etc.  Any Notice, report or statement given, made,

delivered or transmitted to a Participant or any other person entitled to or claiming benefits under the Plan will be deemed to have been duly given,

made or transmitted when sent via messenger, delivery service, facsimile or mailed by first class mail with postage prepaid and addressed to the

Participant or such person at the address last appearing on the records of the Applicable Administrative Named Fiduciary.  A Participant or such other person may record any change of his address from time to time by written Notice filed with the Applicable Administrative Named Fiduciary.

(p)Plan Administrator.  The term "Plan Administrator" will have the meaning assigned to that term by ERISA Section 3(16)(A).  The Plan Administrator is the Benefits Committee, acting as an Applicable Administrative Named

Fiduciary.

(q)Named Fiduciary Decisions Final.  The decision of a Named Fiduciary in

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matters within its jurisdiction will be final, binding, and conclusive upon each Employer and the Trustee and upon each Employee, Participant, and every other person or party interested or concerned.

(r)Agency.  Each Fiduciary will perform (or fail to perform) its Authority or

Discretion with respect to the Plan or Trust as an independent contractor and not as an agent of the Plan, any Employer, the Trust or the Benefits Committee.  No agency is intended to be created nor is the Benefits Committee empowered to create an agency relationship with a Fiduciary acting as a Fiduciary.  Except as provided in this Section (r), the Plan, the Trust, the Benefits Committee or another Fiduciary may act through agents.

(s)Composition of Benefits Committee.  The Benefits Committee will consist, at a minimum, of the Treasurer and the Vice President.  The

Benefits Committee may add additional members pursuant to procedures established in its by-laws.

(t)By-Laws.  The Benefits Committee may always act by unanimous consent, will adopt by-laws to govern its activities and may amend such by-laws from time to time."

III - Actions by the Company

'Company,' when referred to in this Plan, will be deemed to mean a reference to:

(a)with respect to actions taken by the Company as sponsor of the Plan, the

Company’s board of directors, the Company’s authorized officers, or the

Benefits Committee acting as the Company;

(b)with respect to actions taken by the Company as a Named Fiduciary with respect to administration of the Plan, the Benefits Committee acting as the

Applicable Administrative Named Fiduciary; and

(c)with respect to actions taken by the Company as a Named Fiduciary with respect to management and control of the assets of the Plan, the Benefits

Committee acting as an Applicable Investment Named Fiduciary.

IV - Claims and Appeals Procedures

Section IV.1  Authority to Submit Claims.  Any participant or beneficiary who believes that he is entitled to receive a Benefit under this Plan, including one greater than that initially determined by the Benefits Committee, may (or his duly authorized representative may) file a Claim in writing with the Claims Administrator. The Administrator will determine whether an individual is duly authorized to act on behalf of a participant or beneficiary, and may establish reasonable procedures for making this determination.  Any such participant, beneficiary or duly authorized representative is referred to in this Plan as a Claimant.

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Section IV.2  Procedure for Filing a Claim.  In order for a communication from a Claimant to constitute a valid Claim, it must satisfy all the requirements of this Section IV.2, and if it does, it will constitute a valid Claim whether or not all the information necessary to make a Benefit Determination accompanies the communication.

(a)Any Claim must be Delivered to the Claims Administrator by a Claimant,

in writing, and on the appropriate Claim form, or in such other form as may be acceptable to the Claims Administrator; and

(b)Any Claim must be identified in writing as a formal Claim for a Benefit under the Claims and Appeals Procedures.

Section IV.3  Initial Claim Review.  The initial Claim review will be conducted by the Claims Administrator, with or without the presence of the Claimant, as determined by the Claims Administrator in its discretion.  The Claims Administrator will consider the applicable terms and provisions of this Plan and amendments to this Plan, information and evidence that is presented by the Claimant and any other information it deems relevant.  In reviewing the Claim, the Claims Administrator will also consider and be consistent with prior determinations of Claims from other Claimants who were similarly situated and which have been processed through this Plan’s Claims and Appeals procedures within the past 24 months.

Section IV.4  Benefit Determination on Claim.

(a)

The Claims Administrator will make a Benefit Determination regarding the Claim and Notify the Claimant of such Benefit Determination within a reasonable period of time, but in any event (except as described in Section IV.4(b) below) within 90 days after Receipt of the Claim by the Claims Administrator.

(b)

The Claims Administrator may extend the period for making the Benefit Determination on the Claim by up to 90 days if it determines that special circumstances require an extension of time, and if it Notifies the Claimant, prior to the end of the initial 90-day period, of the special circumstances requiring the extension of time and the date by which the Claims Administrator expects to render a Benefit Determination.

Section IV.5  Manner and Content of Notification of Adverse Benefit Determination on a Claim.

(a)The Claims Administrator will provide a Claimant with written or electronic Notice of any Adverse Benefit Determination on the Claim.

(b)The Notification will set forth in a manner calculated to be understood by the Claimant:

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(1)	the specific reason or reasons for the Adverse Benefit Determination;

(2)	reference to the specific provision(s) of this Plan on which the Adverse Benefit Determination is based;

(3)	description of any additional material or information necessary for the Claimant to perfect the Claim and an explanation of why such material or information is necessary; and

(4)

a description of this Plan’s review procedures and the time limits applicable to such procedures, including a statement describing the Claimant’s right to bring a civil action under section 502(a) of ERISA following an Adverse Benefit Determination on review.

Section IV.6  Authority to Submit an Appeal.  Any Claimant who receives an Adverse Benefit Determination with respect to a Claim may file a request for review of such Adverse Benefit Determination (an “Appeal”).

Section IV.7  Procedure for Filing for a Request for Review of an Adverse Benefit Determination.  In order for a communication from a Claimant to constitute a valid Appeal, it must satisfy all the requirements of this Section IV.7, and if it does, it will constitutes a valid Appeal whether or not all the information necessary to make a Benefit Determination on Appeal accompanies the request.

(a)Any Appeal must be submitted by a Claimant, in writing, and on the appropriate form, or in such other form as may be acceptable to the Claims

Administrator.

(b)Any Appeal must be Delivered, as provided in Section V, to the Claims

Administrator within 60 days of Receipt by the Claimant of the Notice of the Adverse Benefit Determination on the Claim.

If the Claims Administrator does not Receive a valid Appeal within 60 days of Delivery to the Claimant of the Notice of Adverse Benefit Determination for the related Claim, the Claimant will be barred from filing any Appeal thereafter and he will be deemed to have failed to exhaust all administrative remedies under this Plan.

Section IV.8  Review Procedures for Appeals.

(a)

The Appeal review will be conducted by the Claims Administrator, with or without the presence of the Claimant, as determined by the Claims Administrator in its discretion.  The Claims Administrator will consider the applicable terms and provisions of this Plan and amendments to this Plan, information and evidence that is presented by the Claimant (including all comments, documents, records and other information submitted by the Claimant without regard to whether such information was submitted or considered in the initial Benefit Determination) and any

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other information it deems relevant.  In reviewing the Appeal, the Claims Administrator, where appropriate, will also consider and be consistent with prior determinations of Appeals from other Claimants who were similarly situated and which have been processed through this Plan’s Claims and Appeals procedures within the past 24 months.

(b)	The Claimant will be provided, upon request and free of charge, reasonable access to and copies of all Relevant Documents.

(c)        The review procedure will involve only one level of review.

(d)	The Claimant will be allowed to submit any supporting comments, documents, records and other information.

Section IV.9  Timing and Notification of Benefit Determination on Review.

(a)The Claims Administrator will make a Benefit Determination regarding the Appeal and Notify the Claimant of such Benefit Determination within a reasonable period

of time, but in any event (except as described in

Section IV.9(b) below) within 60 days after Receipt of the Appeal by the

Claims Administrator.

(b)

The Claims Administrator may extend the period for making the Benefit Determination on the Appeal by up to 60 days if it determines that special circumstances require an extension of time, and if it Notifies the Claimant, prior to the end of the initial 60-day period, of the special circumstances requiring the extension of time and the date by which the Claims Administrator expects to render a decision. If such an extension is necessary due to a failure of the Claimant to submit information necessary to decide the Appeal, the period in which the Claims Administrator is required to make a decision shall be tolled by the Claims Administrator from the date on which the Notification is sent to the Claimant until the Claims Administrator has Received from the Claimant a response to the request for additional information.  If the Claimant fails to respond to the Claims Administrator’s request for additional information within a reasonable time, the Claims Administrator may, in its discretion, render a Benefit Determination on the Appeal based on the record before the Claims Administrator.

Section IV.10  Manner and Content of Notification of Adverse Benefit Determination on Appeal.

(a)	The Claims Administrator will provide a Claimant with written or electronic Notice of any Adverse Benefit Determination on the Appeal.

(b)The Notification will set forth in a manner calculated to be understood by

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the Claimant:

(1)	The specific reason or reasons for the Adverse Benefit Determination;

(2)	Reference to the specific provision(s) of this Plan on which the Adverse Benefit Determination is based;

(3)	A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all Relevant
Documents; and

(4)	A statement describing the Claimant’s right to bring a civil action under section 502(a) of ERISA following an Adverse Benefit Determination on review.

Section IV.11  Collectively Bargained Benefits.  Where benefits are provided pursuant to a collective bargaining agreement and such collective bargaining agreement maintains or incorporates by specific reference (1) provisions concerning the filing and disposition of Claims; and (2) a grievance and arbitration procedure to which Appeals are subject, then Sections IV.2 through and including Section IV.10 will not apply to Claims covered by such collective bargaining agreement; or

(b)

such collective bargaining agreement maintains or incorporates by specific reference a grievance and arbitration procedure to which Appeals are subject, then Section IV.7 through and including Section IV.10 will not apply to such Appeal.

Section IV.12   Limitation on Actions.  No legal action, including without limitation any lawsuit, may be brought for a Benefit by a Claimant more than (a) two years after the date the related Claim is Received by the Claims Administrator, or (b) if the Claimant has Received a denial of his related Appeal during such time, two years after such Receipt.

Section IV.13   Failure to Exhaust Administrative Remedies.  No legal action for a Benefit, including without limitation any lawsuit, may be brought by a Claimant who has not timely filed a Claim and an Appeal for such Benefit and otherwise exhausted all administrative remedies under this Plan.

V - Delivery and Receipt

For purposes of Section IV of each Plan, any Notice, Notification, Claim, or other thing(s) or document(s) may be delivered in person, via messenger or courier service, or via United States Mail; provided, however, that any Notice sent by the Claims Administrator related to a Claim may be sent via fax if (a) Receipt of the fax is confirmed by a print out from the sending fax machine indicating that the transmission was Received, and (b) the fax transmission is followed by a hard copy sent via next business

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day courier service sent no later than the business day after the fax is transmitted.  Any such item sent to the Claims Administrator must be sent to the address specified in the Summary Plan Description for this Plan.  Any such item sent to an Employee or Claimant must be sent to the last known address of such Employee or Claimant, as determined by reference to the records of this Plan or such Employee’s or Claimant’s employer.  Any such item which meets the above-requirements will be deemed “Delivered” and “Received” on the earlier of (a) the date of actual Receipt, if Receipt is evidenced by a written Receipt, (b) 10 days after deposit in the United States Mail, first class postage prepaid and return Receipt requested, and (c) the date of confirmation of successful transmission via fax.  If the above-specified procedures are not followed, the item will be deemed not Delivered or Received and it will not be effective."

*     *     *

B.

Each Trust, if any, related to a Plan which is not an unfunded top hat plan or an excess benefit plan is amended by replacing or adding the terms related to the administration and asset management terms and provisions thereof, and also related to the Company actions related thereto, with the following:

"Trust Administration, Asset Management and Company Actions.

I - Definitions

For purposes of this Section on Trust administration, asset management and Company actions, the following definitions shall apply:

(a)Administrative Named Fiduciary means a Named Fiduciary with respect to:

(1)	the authority to control and manage the operation and administration of the Plan or the Trust, within the meaning of Section 402(a)(1) of ERISA;

(2)	the discretionary authority or discretionary responsibility in the administration of the Plan or the Trust, within the meaning of Section 3(21)(A)(iii) of ERISA; or

(3)

the exercise of discretionary authority or discretionary control respecting management of the Plan or the Trust or the exercise of any authority or control respecting management or disposition of any assets of the Plan or Trust, within the meaning of Section 3(21)(A)(i) of ERISA, and with respect to any of the above, which is not within the Authority or Discretion of an Investment Named Fiduciary.

(b)Administrator means the Benefits Committee acting as an Applicable

Administrative Named Fiduciary.

(c)Applicable Administrative Named Fiduciary means, with respect to any

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Authority or Discretion with respect to the Plan or Trust which is not within the Authority or Discretion of an Investment Named Fiduciary, the

Administrative Named Fiduciary to whom the Benefits Committee has allocated such Authority or Discretion for such matters, and if not allocated, the Benefits Committee acting as the Applicable Administrative

Named Fiduciary.  If the Benefits Committee has allocated or delegated

Authority or Discretion, references in the Plan or Trust to the Benefits

Committee acting as an Applicable Administrative Named Fiduciary are deemed to refer to another Named Fiduciary to whom the relevant

Authority or Discretion has been identified or allocated pursuant to the procedures of the Plan or, if applicable, to refer to a Fiduciary to whom the relevant Authority or Discretion has been delegated pursuant to the procedures in the Plan.

(d)

Applicable Investment Named Fiduciary means, with respect to any Authority or Discretion with respect to the Trust, the Investment Named Fiduciary to whom the Benefits Committee has allocated such Authority or Discretion for such matters, and if not allocated, the Benefits Committee acting as the Applicable Investment Named Fiduciary.  If the Benefits Committee has allocated or delegated Authority or Discretion, references in the Plan or Trust to the Benefits Committee acting as an Applicable Investment Named Fiduciary are deemed to refer to another Named Fiduciary to whom the relevant Authority or Discretion has been identified or allocated pursuant to the procedures of the Plan or, if applicable, to refer to a Fiduciary to whom the relevant Authority or Discretion has been delegated pursuant to the procedures in the Plan.

(e)

Authority or Discretion means (a) the authority, control or discretion with respect to the Plan or Trust which is identified or allocated to a Named Fiduciary under the terms of the Plan or Trust or a procedure in the Plan, or (b) the exercise of such authority, control or discretion by a Named Fiduciary.

(f)

Benefit Agreement means an administrative services agreement, third party administrator agreement, or other type of agreement to render services to, or on behalf of, the Plan, including agreements with the Plan or Trust, an Employer or a Named Fiduciary.

(g)Benefits Committee means the committee created and organized herein.

(h)

Fiduciary means (a) any individual or entity who performs a fiduciary function under the Plan as defined in accordance with Section 3(21) of ERISA; (b) such individual or entity which the Vice President, acting on behalf of the Company, designates to be a Named Fiduciary with respect to such person's authority to control and manage the operation and administration of the Plan or Trust; or (c) such individual or entity which a Named Fiduciary, acting on behalf of the Plan, designates to be a Fiduciary with respect to such person's authority to control and manage the operation and administration of the Plan or Trust.

--

(i)Investment Named Fiduciary means a Named Fiduciary with respect to:

(1)	the authority to control and manage the operation and administration of the Trust;

(2)

trustee responsibilities within the meaning of Section 405(c)(3) of ERISA that have been specifically made subject to the direction or Authority or Discretion of an Applicable Investment Named Fiduciary;

(3)

the exercise of discretionary authority or discretionary control respecting management of the Plan or the Trust or the exercise of any authority or control respecting management or disposition of any assets of the Trust, within the meaning of Section 3(21)(A)(i) of ERISA;

(4)	the discretion to designate an Investment Manager, as described in Section 402(c)(3); or

(5)	the discretion to name or appoint a trustee under the Trust.

(j)Named Fiduciary means a named fiduciary within the meaning of ERISA,

including without limitation, Sections 402, 403 or 405 of ERISA.

(k)

Treasurer means the most recently elected Treasurer of R.R. Donnelley & Sons Company ("Donnelley") or such other officer of Donnelley which from time to time assumes the responsibilities with respect to the Plan which are, on the day immediately prior to the date this Amendment is effective, allocated to the Treasurer.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the “Treasurer” under this Section, whether due to illness, disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Treasurer who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the person to whom such Treasurer would report, will be the Treasurer.

(l)

Vice President means the most recently elected Vice President, Benefits, of Donnelley or such other officer of Donnelley which from time to time assumes the responsibilities with respect to the Plan or Trust which are, on the day immediately prior to the date this Amendment is effective, allocated to the Vice President.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the 'Vice President' under this Section, whether due to illness, disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Vice President who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the

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person to whom such Vice President would report, will be the VicePresident."

II - General

(a)Authority.  The Company, through the authority vested in its Board,

hereby establishes the Benefits Committee and enables the Benefits

Committee to have:

(1)	the Authority or Discretion to act, to the extent provided in the Plan or Trust, on behalf of the Plan or Trust, but not on behalf of the Company; and

(2)	the power and authority to act, to the extent provided in the Plan or Trust, on behalf of the Company, but not on behalf of the Plan or Trust.

(b)

Benefits Committee acting as the Company.  The Benefits Committee acting as the Company has all powers necessary, incidental or desirable to act as an Employer and all powers necessary, incidental or desirable to carrying out the duties and rights assigned by the Plan or Trust to the Benefits Committee acting as the Company.  This grant of power is nonexclusive and, by way of illustration and not limitation, these powers will include the power to:

(1)

amend the Plan in any manner which, in the reasonable opinion of the Benefits Committee acting as the Company, does not have a material effect on cost to the Company of, or benefits in the aggregate under, the Plan;

(2)	identify any person or entity as a Named Fiduciary, and allocate to them their duties and responsibilities, in the manner provided herein;

(3)

determine what expenses, if any, related to the operation and administration of the Plan or Trust and the investment of Plan or Trust assets, will be paid from Employer assets, subject to applicable law;

(4)	establish such policies and make such delegations or designations as may be necessary or incidental to the Benefits Committee’s authority and control over the Plan or Trust acting as the Company;

(5)

retain, monitor and terminate such service providers and advisors as it considers appropriate to perform Employer activities with respect to the Plan or Trust and to delegate any of its duties, as appropriate, to such service providers and advisors; to determine appropriate fees for such service providers and advisors; and to

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ensure that appropriate contracts (under terms acceptable to the Benefits Committee acting as the Company) are signed and in place with such service providers and advisors;

(6)	consult with legal counsel, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

(7)	adopt, amend or terminate, in part or completely, a Trust document;

(8)	determine the funding policy for the Plan, including the level of contributions to be paid by Participants and whether benefits are self-funded or insured;

(9)

add a corporation or business entity as an Employer and remove a corporation or entity as an Employer, on such terms and in such manner as the Benefits Committee acting as the Company in its discretion will determine; and

(10)

take any other actions it deems necessary, incidental or desirable to the performance of the duties of the Benefits Committee acting as the Company, including the power to delegate that power to any persons.

(c)Benefits Committee Acting as an Applicable Administrative Named Fiduciary.

(1)

The Benefits Committee acting as an Applicable Administrative Named Fiduciary, subject to subparagraph (2) hereof, has all the Authority or Discretion of an Administrative Named Fiduciary.  This grant of Authority or Discretion is exclusive, subject to the power of the Benefits Committee to allocate or delegate such Authority or Discretion pursuant to the procedures in the Plan, and includes, but is not limited to, Authority or Discretion to:

(i)	the extent provided in a Benefit Agreement, but only if it has been specifically designated in such agreement as being the responsibility of the Benefits Committee;

(ii)

construe and apply the provisions of the Plan or Trust, including a determination of who is eligible to be a Participant or is otherwise eligible for coverage under the Plan, subject only to the terms and conditions of the Plan;

(iii)

appoint and compensate such specialists (including attorneys, actuaries, consultants and accountants) to aid it in the administration of the Plan or Trust, and arrange for such other services, as the Benefits Committee acting as an Applicable Administrative Named Fiduciary considers

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necessary, appropriate or desirable in carrying out the provisions of the Plan or Trust;

(iv)

appoint and compensate an independent outside accountant to conduct such audits of the financial statements of the Plan or Trust as the Benefits Committee acting as an Applicable Administrative Named Fiduciary considers necessary, appropriate or desirable;

(v)

execute on behalf of the Plan or Trust, or to cause the Trustee to execute on behalf of the Plan or Trust, Benefit Agreements or other contracts which are legally enforceable and binding on the Plan or Trust, subject to ERISA and other applicable law;

(vi)	formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan or Trust;

(vii)	be a final appeals Fiduciary under ERISA Section 503, to make a final determination with respect to any Claim;

(viii)	settle or compromise any litigation against the Plan or Trust or against a Fiduciary with respect to which the Plan or Trust has an indemnity obligation; and

(ix)	take any other actions necessary, incidental or desirable to the performance of the Authority or Discretion of the Benefits Committee.

(2)

The Benefits Committee will not be an Applicable Administrative Named Fiduciary whenever it acts as the Company and, notwithstanding any other term or provision of the Plan, Trust or any Benefit Agreement, the Benefits Committee will cease to be an Applicable Administrative Named Fiduciary with respect to any specified portion of Authority or Discretion, to the extent such Authority or Discretion has been identified or allocated to another Applicable Administrative Named Fiduciary pursuant to the procedure in the Plan or Trust.

(d)Benefits Committee Acting as Applicable Investment Named Fiduciary.

(1)

The Benefits Committee, acting as an Applicable Investment Named Fiduciary, subject to subparagraph (2) hereof, has all the Authority or Discretion of an Investment Named Fiduciary.  This grant of Authority or Discretion is exclusive, subject to the power of the Benefits Committee to allocate or delegate such Authority or Discretion pursuant to the procedures in the Plan and includes, but

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is not limited to, Authority or Discretion to:

(i)	appoint and remove the Trustee;

(ii)	direct the Trustee as to the investment and reinvestment of the assets of the Trust;

(iii)

appoint an Investment Manager, in accordance with the procedures in the Plan or Trust and by written Notice in writing to the Trustee, to manage, acquire or dispose of that portion of the Trust over which the Benefits Committee acting as an Applicable Investment Named Fiduciary has Authority or Discretion;

(iv)

require that the Trustee is subject to the direction of the Benefits Committee with respect to the Authority or Discretion for which the Benefits Committee acting as an Applicable Investment Named Fiduciary has Authority or Discretion;

(v)	establish written investment policies as to the Trust and ensure compliance with such policies and applicable law;

(vi)	delegate management and control over assets of the Trust to an Investment Manager; and

(vii)	take all other actions already described in the Trust or which are necessary, incidental or desirable for the Benefits Committee to fulfill its duties and obligations under the Trust.

(2)

The Benefits Committee will not be an Applicable Investment Named Fiduciary whenever it acts as the Company and, notwithstanding any other term or provision of the Plan, Trust or any Benefit Agreement, the Benefits Committee will cease to be an Applicable Investment Named Fiduciary with respect to some specified portion of the Authority or Discretion, to the extent such Authority or Discretion has been identified or allocated to another Applicable Investment Named Fiduciary pursuant to the procedure in the Plan or Trust.

(e)Procedures for Identification of a Named Fiduciary.

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(1)

Procedure for Identification.  Subject to Section (e)(2), the Benefits Committee acting as the Company may from time to time identify a person to be a Named Fiduciary by (i) amending the Plan or Trust to specify in the Plan or Trust document (A) the name or position of the person identified, and (B) the Authority or Discretion with respect to which the person will be a Named Fiduciary; or (ii) referencing a Benefit Agreement as a means for specifying the Authority or Discretion with respect to which such person will be a Named Fiduciary, in which case the Benefits Committee acting as the Company may make such identification under this clause (ii) by use of an Exhibit to the Plan or such other method of taking action as the Benefits Committee acting as the Company may select.

No person who is identified as a Named Fiduciary hereunder must consent to such designation or identification nor will it be necessary for the Benefits Committee acting as the Company to seek such person’s or entity’s acquiescence.  The Authority or Discretion which a Named Fiduciary identified hereunder may have, will be several and not joint with the Benefits Committee or any other Named Fiduciary and the identification of such Named Fiduciary will result in the Benefits Committee or other Named Fiduciary no longer being a Named Fiduciary with respect to, nor having any longer, such Authority or Discretion.  On and after the identification of a person as a Named Fiduciary, neither the Benefits Committee nor any Named Fiduciary with respect to the Plan or Trust, will have any liability for the acts (or failure to act) of any such identified Named Fiduciary except to the extent of its co-Fiduciary duty under ERISA.

(2)

No Identification of Employer.  Notwithstanding the procedure set forth in (1) above, the Benefits Committee may not identify an Employer or its board of directors as a Named Fiduciary.  Nor may the Benefits Committee identify any officer of an Employer or an Employee as a Named Fiduciary, except by making them a member of the Benefits Committee.

(f)Compensation.  The members of the Benefits Committee, acting as a Named

Fiduciary, will serve without compensation for their services as such.

(g)Allocations and Delegations of Authority or Discretion.

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(1)

Delegations.  Subject to Section (g)(4), each Named Fiduciary may (i) delegate Authority or Discretion, other than trustee responsibilities as described in Section 405(c)(3) of ERISA unless the delegation is to an investment manager as defined in ERISA Section 3(38), to persons it designates, and (ii) make a change of delegated responsibilities.  Each such delegation will either (i) if it relates to an individual employed by an Employer, specify the delegated person by name or by office and describe the Authority or Discretion delegated to such individual, or (ii) use a Benefit Agreement with such person as a means for specifying the Authority or Discretion delegated to such person.  The Benefits Committee acting as a Named Fiduciary may make such delegations by use of an Exhibit to the Plan or such other method of taking such action which the Benefits Committee acting as a Named Fiduciary may select.  Any Named Fiduciary, other than the Benefits Committee acting as a Named Fiduciary, may make such delegations only (i) in writing and (ii) after giving prior written Notice of such delegation to the Benefits Committee acting as a Named Fiduciary.  No person, other than an investment manager (as defined in Section 3(38) of ERISA), to whom Authority or Discretion has been properly delegated must consent to being a Fiduciary nor will it be necessary for the delegating Named Fiduciary to seek such person’s acquiescence; however, where such person has not signed a contract, the person must be given Notification of the services to be performed and agree to perform, or perform, such services.  A permissible delegation of Authority or Discretion which is not implemented in the manner set forth herein will not be void; however, whether the delegating Named Fiduciary will have joint liability for acts of such person will be determined by applicable law.

(2)

Allocations.  Subject to Section (g)(4), the Benefits Committee acting as the Company may allocate Authority or Discretion, other than trustee responsibilities described in Section 405(c)(3) of ERISA, to a Named Fiduciary when it identifies such Named Fiduciary in the manner described in Section (e).  The Benefits Committee acting as a Named Fiduciary may allocate or reallocate Authority or Discretion, other than trustee responsibilities described in Section 405(c)(3) of ERISA, among Named Fiduciaries.  Each such allocation will either (i) if it relates to an individual employed by an Employer, specify the allocated person by name or by office and describe the Authority or Discretion allocated to such individual, or (ii) use a Benefit Agreement with such person as a means for specifying the Authority or Discretion allocated to such person.  The Benefits Committee acting as a Named Fiduciary may make such allocations by use of an Exhibit to the Plan or such other method of taking such action which the Benefits Committee acting as a Named Fiduciary may select.  No person to whom Authority or Discretion has been properly allocated must consent to being a Fiduciary nor will it be necessary for the allocating Named Fiduciary to seek such person’s acquiescence; however, where such person has not signed a contract, the person must be given Notification of the services to be performed and agree to perform, or perform, such services.  A permissible allocation of Authority or

--

Discretion which is not implemented in the manner set forth herein will not be void; however, whether the allocating Named Fiduciary will have joint liability for acts of such person will be determined by applicable law.

(3)

Limit on Liability.  The allocation and delegation of Authority or Discretion pursuant to the terms of this Plan are intended to limit the liability of the (i) Benefits Committee acting as a Named Fiduciary, and (ii) each other Named Fiduciary, as appropriate, in accordance with the provisions of Section 405(c) of ERISA.

(4)

No Delegation or Allocation to Employer.  Notwithstanding the procedures set forth in (1) or (2) above, a Named Fiduciary may not delegate or allocate Authority or Discretion to the Company, an Employer, or their respective boards of directors, officers or employees; provided, however, that the Benefits Committee may allocate Authority or Discretion among the members of the Benefits Committee, and the Benefits Committee may delegate Authority or Discretion to officers of Employers or to Employees.

(h)	Benefits Committee Bonding. The Benefits Committee acting as a Named Fiduciary will serve without bond (except as otherwise required by federal law).

(i)

Information to be Supplied by Employer.  Each Employer will supply to the Benefits Committee acting as a Named Fiduciary, within a reasonable time of its request, the names of all Employees, their ages, their dates of hire, the names of all Employees who incur a termination of employment during any Plan Year and the dates of such terminations, and such other information in the Employer's possession as the Benefits Committee acting as a Named Fiduciary will from time to time request.  The Benefits Committee acting as a Named Fiduciary may rely conclusively on the information supplied to it by an Employer.

(j)

Misrepresentations.  The Benefits Committee acting as a Named Fiduciary may, but will not be required to, rely upon any certificate, statement or other representation made to it by another Named Fiduciary or by an Employee, a Participant, or another individual, or personal representative of any thereof with respect to any fact.  Any such certificate, statement or other representation will be conclusively binding upon such other Named Fiduciary, Employee, Participant, or other individual or personal representative, and on any heir or assignee of any thereof (but not upon the Benefits Committee), and any such person will thereafter be estopped from disputing the truth of any such certificate, statement or other representation.

(k)	Records. The regularly kept records of any Named Fiduciary, Trustee or Employer may be relied upon conclusively by the Benefits Committee acting as a Named Fiduciary.

(l)

Plan Expenses. All expenses of the Plan or Trust which have been approved by the Benefits Committee acting as an Applicable Administrative Named Fiduciary will be paid by the Trust except to the extent paid by the Employer; and if paid by

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the Employer, such Employer may, if authorized by the Benefits Committee acting as the Company, seek reimbursement of such expenses from the Trust and the Trust will reimburse the Employer.  If borne by the Employer(s), expenses of administering the Plan or Trust will be borne by the Employer(s) in such proportion as the Benefits Committee, acting as the Company, will determine.

(m)

Fiduciary Capacity.  Any person or group of persons may serve in more than one Fiduciary capacity with respect to the Plan or Trust.  In addition, any person or group of persons may serve both as a Fiduciary and as the Company, however, they must act as either a Fiduciary or the Company, but not both, with respect to any matter.

(n)	Employer's Agent. The Benefits Committee acting as the Company will act as agent for each Employer.

(o)

Notices to Participants, Etc.  Any Notice, report or statement given, made, delivered or transmitted to a Participant or any other person entitled to or claiming benefits under the Plan will be deemed to have been duly given, made or transmitted when sent via messenger, delivery service, facsimile or mailed by first class mail with postage prepaid and addressed to the Participant or such person at the address last appearing on the records of the Applicable Administrative Named Fiduciary.  A Participant or such other person may record any change of his address from time to time by written Notice filed with the Applicable Administrative Named Fiduciary.

(p)

Plan Administrator.  The term "Plan Administrator" will have the meaning assigned to that term by ERISA Section 3(16)(A).  The Plan Administrator is the Benefits Committee, acting as an Applicable Administrative Named Fiduciary.

(q)

Named Fiduciary Decisions Final.  The decision of a Named Fiduciary in matters within its jurisdiction will be final, binding, and conclusive upon each Employer and the Trustee and upon each Employee, Participant, and every other person or party interested or concerned.

(r)

Agency.  Each Fiduciary will perform (or fail to perform) its Authority or Discretion with respect to the Plan or Trust as an independent contractor and not as an agent of the Plan, any Employer, the Trust or the Benefits Committee.  No agency is intended to be created nor is the Benefits Committee empowered to create an agency relationship with a Fiduciary acting as a Fiduciary.  Except as provided in this Section (r), the Plan, the Trust, the Benefits Committee or another Fiduciary may act through agents.

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(s)

Composition of Benefits Committee.  The Benefits Committee will consist, at a minimum, of the Treasurer and the Vice President.  The Benefits Committee may add additional members pursuant to procedures established in its by-laws.

(t)	By-Laws. The Benefits Committee may always act by unanimous consent, will adopt by-laws to govern its activities and may amend such by-laws from time to time."

(u)

Fiduciary to Direct Trustee   Each Named Fiduciary and the Benefits Committee, on its own behalf and on behalf of the Plan or Trust with respect to which the person is a fiduciary, as defined in ERISA, shall furnish the Trustee the name of each person upon whose statement of the decision or direction of such fiduciary the Trustee is authorized to rely; provided that, notwithstanding the preceding, any such person who, prior to the date of this Amendment, has been identified to the Trustee to communicate a decision or direction of the Asset Manager or the Administrator to the Trustee will continue to be authorized to communicate a decision or direction of the Benefits Committee to the Trustee until the Benefits Committee acts to terminate such authorization and so notifies the Trustee in writing.  Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change.

(v)

Benefits Committee to Direct Trustee  The Benefits Committee acting as the Company and as agent for each Participating Employer, shall furnish the Trustee the name of each person upon whose statement of the decision, or direction, of the Benefits Committee acting as the Company, or the participating Employers, the Trustee is authorized to rely; provided that, notwithstanding the preceding, any such person who, prior to the date of this Amendment, has been identified to the Trustee to communicate a decision or direction of the Asset Manager or the Administrator to the Trustee will continue to be authorized to communicate a decision or direction of the Benefits Committee to the Trustee until the Benefits Committee acts to terminate such authorization and so notifies the Trustee in writing.  Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change.  With respect to the Plan, the Benefits Committee will notify the Trustee in writing as to the identity of such Plan’s Contract Administrator (if any), and any other Named Fiduciary with respect to such Plan or Trust and the scope of Authority or Discretion of each whenever the term Applicable Administrative Named Fiduciary or Applicable Investment Named Fiduciary is used in this Trust, and the Trustee may conclusively rely on such Notification.

III - Actions by the Company

'Company,' when referred to in the Trust, will be deemed to mean a reference to:

(a)	with respect to actions taken by the Company as sponsor of the Trust, the Company’s board of directors, the Company’s authorized officers, or the Benefits Committee acting as the Company;

(b)	with respect to actions taken by the Company as a Named Fiduciary with

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respect to administration of the Plan, the Benefits Committee acting as the Applicable Administrative Named Fiduciary; and

(c)

with respect to actions taken by the Company as a Named Fiduciary with respect to the management and control of assets of the Plan, the Benefits Committee acting as an Applicable Investment Named Fiduciary."

*     *     *

C.

Each Plan which is an unfunded top hat plan is amended by replacing or adding the terms related to the Plan's claims and appeals procedure to be the same as (i) part A.IV of the Plan amendment above, renumbered as appropriate for the Plan, (ii) part A.V of the Plan amendment above, renumbered as appropriate for the Plan, and (iii) those definitions in part A.I of the Plan amendment above, as are used in the aforementioned parts A.IV and A.V.

Each Plan which is an unfunded top hat plan or an excess benefit plan is amended (1) by changing the definition of the term, and all instances of the term, "Committee," or such other term as may be used in the Plan to define the person who has the power to administer the Plan, to the term "Benefits Committee", and (2)   by replacing or adding the terms related to the creation or appointment of a committee, administrator or other person with administrative power, to read as follows:

"Benefits Committee

(a)

Composition of Benefits Committee.  The Benefits Committee is hereby created and will consist, at a minimum, of the Treasurer and the Vice President.  The Benefits Committee may add additional members pursuant to procedures established in its by-laws.

(b)	By-Laws. The Benefits Committee may always act by unanimous consent, will adopt by-laws to govern its activities and may amend such by-laws from time to time.

(c)

Authority to Act on Behalf of the Company.  In addition to the authority of the Company to act through its board of directors, authorized officers, or other authorized persons, the Benefits Committee will have the non-exclusive authority to act on behalf of the Company with respect to the Plan.

For purposes of this section:

'Treasurer' means the most recently elected Treasurer of R.R. Donnelley & Sons Company ('Donnelley') or such other officer of Donnelley which from time to time assumes the responsibilities with respect to the Plan which are, on the day immediately prior to the date this Amendment is effective, allocated to the Treasurer.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the 'Treasurer' under this Section, whether due to illness,

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disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Treasurer who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the person to whom such Treasurer would report, will be the Treasurer.

'Vice President' means the most recently elected Vice President, Benefits, of Donnelley or such other officer of Donnelley which from time to time assumes the responsibilities with respect to the Plan or Trust which are, on the day immediately prior to the date this Amendment is effective, allocated to the Vice President.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the 'Vice President' under this Section, whether due to illness, disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Vice President who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the person to whom such Vice President would report, will be the Vice President."

*     *     *

D.

Each Trust, if any related to a Plan which is an unfunded top hat plan or an excess benefit plan, is amended (1) by changing the definition of the term, and all instances of the term, "Committee," or such other term as may be used in the Trust to define the person who has the power to administer the Trust, to the term "Benefits Committee", and (2)   by replacing or adding the terms related to the creation or appointment of a committee, administrator or other person with administrative power, to read as follows:

"Benefits Committee

(a)

Composition of Benefits Committee.  The Benefits Committee, which is created by the plan related to this Trust, will consist, at a minimum, of the Treasurer and the Vice President.  The Benefits Committee may add additional members pursuant to procedures established in its by-laws.

(b)	By-Laws. The Benefits Committee may always act by unanimous consent, will adopt by-laws to govern its activities and may amend such by-laws from time to time.

(c)

Authority to Act on Behalf of the Company.  In addition to the authority of the Company to act through its board of directors, authorized officers, or other authorized persons, the Benefits Committee will have the non-exclusive authority to act on behalf of the Company with respect to the Trust.

For purposes of this section:

'Treasurer' means the most recently elected Treasurer of R.R. Donnelley & Sons Company ('Donnelley') or such other officer of Donnelley which from time to

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time assumes the responsibilities with respect to the Plan which are, on the day immediately prior to the date this Amendment is effective, allocated to the Treasurer.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the 'Treasurer' under this Section, whether due to illness, disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Treasurer who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the person to whom such Treasurer would report, will be the Treasurer.

'Vice President' means the most recently elected Vice President, Benefits, of Donnelley or such other officer of Donnelley which from time to time assumes the responsibilities with respect to the Plan or Trust which are, on the day immediately prior to the date this Amendment is effective, allocated to the Vice President.  In the event of the temporary absence of Donnelley’s officer who would otherwise be the 'Vice President' under this Section, whether due to illness, disability or otherwise, or upon the resignation or removal of such officer, the substitute or successor officer to the Vice President who performs substantially similar duties with respect to the Plan or Trust (whether assigned a different title by Donnelley or not), or, in the absence of such a substitute or successor, the person to whom such Vice President would report, will be the Vice President."

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